                                                                   EXHIBIT 10.28

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

SERIES Q                                                     WARRANT TO PURCHASE
NO. 003                                           375,000 SHARES OF COMMON STOCK

                               WARRANT TO PURCHASE
                                  COMMON STOCK
                                       OF
                              NEOPROBE CORPORATION

This certifies that, for value received, David C. Bupp, or his registered permitted assigns (collectively, the "HOLDER"), is entitled to purchase from NEOPROBE CORPORATION, (the "COMPANY"), a corporation organized and existing under the laws of the State of Delaware, subject to the terms and conditions set forth below, at any time on or after 9:00 A.M., Eastern time, on March 8, 2004 of this Warrant, and before 5:00 P.M., Eastern time, on the Expiration Date (as defined below), the number of fully paid and nonassessable shares of common stock, $0.001 par value, of the Company ("COMMON STOCK") stated above at the Purchase Price (as defined below). The Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided below. This Warrant is issued pursuant to the terms of the First Amendment to 8.5% Senior Secured Note Purchase Agreement, dated as of March 8, 2004, as the same may be amended, modified or supplemented pursuant to the terms thereof (the "PURCHASE AGREEMENT"), and is subject to the terms thereof.

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1. (a) The term "Business Day" as used in this Warrant means a day other than a Saturday, Sunday or other day on which national banking associations whose principal offices are located in the State of Ohio are authorized by law to remain closed.

                  (b) The term "Expiration Date" as used in this Warrant means the date of expiration of the sixty month period immediately after the Exercise Date (as defined in Section 2.1 hereof) or, if that day is not a Business Day, as defined above, at or before 5:00 P.M. Eastern time on the next following Business Day.

                  (c) "Person" means any person or entity including any corporation, a limited liability company, an association, a partnership, an organization, an individual, a governmental or political subdivision thereof or a governmental agency.

                  (c) The term "Purchase Price" as used in this Warrant shall mean Fifty Cents ($0.50), as may be adjusted pursuant to the terms of
Article III hereof.

                  (e) "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the 1933 Act or any successor rule providing for offering securities, and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the "SEC").

                  (f) "Registrable Securities" means the Warrant Shares which have been, or which may from time to time be issued, upon exercise of the Warrants.

                  (g) "Registration Statement" means the registration statement of the Company which the Company has agreed to file hereunder registering the offer and sale by Holder to the public of the Registrable Securities.

                  (d) The term "Warrant" as used in this Warrant means this Warrant and Warrants of like tenor to purchase up to the amount of Warrant Shares (as defined below), indicated on the first page of the Warrant.

                  (e) The term "Warrant Shares" as used in this Warrant means the shares of Common Stock issuable upon exercise of the Warrant.

                                   ARTICLE II

                        DURATION AND EXERCISE OF WARRANT

                  Section 2.1. This Warrant may be exercised at any time after 9:00 A.M., Eastern time, on March 8, 2004 (the "EXERCISE DATE") and before 5:00 P.M., Eastern time, on the Expiration Date.

                  Section 2.2. (a) The Holder may exercise this Warrant in whole or in part (but not in denominations of fewer than 5,000 Warrant Shares except upon an exercise of the Warrant with respect to the remaining balance of Warrant Shares purchasable hereunder at the time of exercise) by surrender of this Warrant, with the Purchase Form (attached hereto) duly executed, to the Company at its corporate office, together with the applicable Purchase Price of each Warrant Share being purchased in lawful money of the United States, or by certified check or official bank check payable in United States dollars to the order of the Company, subject to compliance with all the other conditions set forth in this Warrant.

                  (b) Upon receipt of this Warrant with the Purchase Form duly executed and accompanied by payment of the aggregate Purchase Price for the shares of Common Stock for which this Warrant is being exercised, the Company shall cause to be issued certificates for the total number of whole shares (as provided in Section 3.2) of Common Stock for which this Warrant is being exercised in such denominations as the Holder may request, each registered in the name of the Holder or such other name as may be designated by the Holder, and thereafter the Company will promptly deliver, at its sole cost and expense, those certificates to the Holder, together with any other securities or property to which the Holder is entitled upon such exercise.

                  (c) If the Holder exercises this Warrant with respect to fewer than all the shares of Common Stock that may be purchased by exercise of this Warrant, the Company will execute a new Warrant for the balance of the shares of Common Stock that may be purchased by exercise of this Warrant and deliver that new Warrant to the Holder.

                                   ARTICLE III

                      ADJUSTMENT OF PURCHASE PRICE, NUMBER
                         OF SHARES OR NUMBER OF WARRANTS

                  Section 3.1. The Purchase Price, the number and type of securities issuable on exercise of this Warrant and the number of Warrants outstanding are subject to adjustment from time to time as follows:

                  (a) If the Company issues any shares of its Common Stock as a dividend on its Common Stock, the Purchase Price then in effect will be proportionately reduced at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive the dividend or other distribution. For example, if the Company distributes one share of Common Stock as a dividend on each outstanding share of Common Stock the Purchase Price would be reduced by 50%. If the Company issues as a dividend on its Common Stock any securities which are convertible into, or exchangeable for, shares of its Common Stock, such dividend will be treated as a dividend of the Common Stock into which the securities may be converted, or for which they may be exchanged, and the Purchase Price shall be proportionately reduced.

                  (b) If the outstanding shares of Common Stock are subdivided into a greater number of shares of Common Stock, then the Purchase Price will be proportionately reduced at the opening of business on the day following the day when the subdivision becomes effective, and if the outstanding shares of the Common Stock are combined into a smaller number of shares of Common Stock, the Purchase Price will be proportionately increased at the opening of business on the day following the day when the combination becomes effective.

                  (c) If by reason of a merger, consolidation, reclassification or similar corporate event, the holders of the Common Stock receive securities or assets other than Common Stock, upon exercise of this Warrant after that corporate event, the Holder of this Warrant will be entitled to receive the securities or assets the Holder would have received if the Holder had exercised this Warrant immediately before the first such corporate event and not disposed of the securities or assets received as a result of that or any subsequent corporate event.

                  Section 3.2. Upon each adjustment of the applicable Purchase Price pursuant to Section 3.1 hereof, this Warrant will, after the adjustment, evidence the right to purchase, at the adjusted Purchase Price, the number of shares (calculated to the nearest hundredth) obtained by (i) multiplying the number of shares issuable on exercise of this Warrant immediately prior to the adjustment by the Purchase Price in effect immediately prior to the adjustment and (ii) dividing the resulting product by the Purchase Price in effect immediately after the adjustment. However, the Company will not be required to issue a fractional share or to make any payment in lieu of issuing a fractional share.

                  Section 3.3. Whenever the Purchase Price or the number of shares or type of securities issuable on exercise of this Warrant is adjusted as provided in this Article III, the Company will compute the adjusted Purchase Price and the adjusted number of Warrant Shares and will prepare a certificate signed by its President or any Vice President, and by its Treasurer or Secretary setting forth the effective date of the adjustment, the adjusted Purchase Price and the adjusted number of Warrant Shares and showing in reasonable detail the facts upon which the adjustments were based and mail a copy of that certificate to the Holder by first class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company.

                  Section 3.4. If at any time when this Warrant is outstanding the Company:

                  (a) declares any cash dividend (or authorizes any other distribution) on its Common Stock;

                  (b) authorizes the granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of its capital stock or assets, other than a dividend payable solely in shares of Common Stock;

                  (c) authorizes a reclassification, split or combination of the Common Stock, or a consolidation or merger to which the Company is a party or a sale or transfer of all or substantially all the assets of the Company; or

                  (d) authorizes a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company, (i) at least 30 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such dissolution, liquidation or winding-up; (ii) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger or sale, and (iii) in the case of any such reorganization, reclassification, consolidation; merger, sale, dissolution, liquidation or winding-up, at least 30 days' written notice of the date when the same shall take place. Any notice given in accordance with clause (i) above shall also specify, in the case of any such dividend, distribution or option rights, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with clause (iii) above shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be.

                  Section 3.5. The form of this Warrant need not be changed because of any change in the Purchase Price or in the number of Warrant Shares, and Warrants issued after that change may continue to describe the Purchase Price and the number of Warrant Shares which were described in this Warrant as initially issued.

                                   ARTICLE IV

                          OTHER PROVISIONS RELATING TO
                            RIGHTS OF WARRANT HOLDER

                  Section 4.1. If this Warrant is duly exercised, the Holder will for all purposes be deemed to become the holder of record of the Warrant Shares as to which this Warrant is exercised, and the certificate for such shares will be dated, on the date this Warrant is surrendered for exercise and the Purchase Price paid in accordance with Section 2.2 hereof, except that if such date is not a Business Day, the Holder will be deemed to become the record holder of the Warrant Shares, and the certificate will be dated, on the next succeeding Business Day. The Holder will not be entitled to any rights as a holder of the Warrant Shares, including the right to vote and to receive dividends, until the Holder becomes or is deemed to become the holder of such shares pursuant to the terms hereof.

                  Section 4.2. (a) The Company covenants and agrees that it will at all times reserve and keep available for the exercise of this Warrant a sufficient number of authorized but unissued shares of Common Stock to permit the exercise in full of this Warrant.

                  (b) The Company covenants that all shares of Common Stock issued upon exercise of this Warrant and against payment of the Purchase Price will be duly authorized, validly issued, fully paid and nonassessable and free from all pre-emptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company covenants that it will take all reasonable action as may be necessary to assure that such Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Common Stock may be listed, or any agreement to which the Company may be a party.

                  Section 4.3. Notices to the Holder relating to this Warrant will be effective on the earliest of actual receipt or the third business day after mailing by first class mail (which shall be certified or registered, return receipt requested), postage prepaid, addressed to the Warrant Holder at the address shown on the books of the Company.

                  Section 4.4. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

                                    ARTICLE V

                           TREATMENT OF WARRANT HOLDER

                  Prior to presentation of this Warrant for registration of transfer, the Company may treat the Holder for all purposes as the owner of this Warrant and the Company will not be affected by any notice to the contrary.

                                   ARTICLE VI

                 COMBINATION, EXCHANGE AND TRANSFER OF WARRANTS

                  Section 6.1. Any transfer permitted under this Warrant will be made by surrender of this Warrant to the Company at its principal office with the Form of Assignment (attached hereto) duly executed. In such event the Company will, without charge, execute and deliver a new Warrant to and in the name of the assignee named in the instrument of assignment and this Warrant will promptly be canceled.

                  Section 6.2. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation of them at the principal office of the Company together with a written notice signed by the Holder, specifying the names and denominations in which new Warrants are to be issued.

                  Section 6.3. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, or, in the case of mutilation, upon surrender of the mutilated Warrant, the Company will execute and deliver a new Warrant bearing the same terms and date as the lost, stolen or destroyed Warrant, which will thereupon become void.

                                   ARTICLE VII

                               REGISTRATION RIGHTS

                  Section 7.1. (a) For a period of eighteen (18) months following the date of this Warrant, except as otherwise provided in this Section 7.1(a), the Company shall notify all Holders in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements (i) relating to employee benefit plans, or (ii) relating solely to corporate reorganizations or other transactions under Rule 145 of the Securities Act), and will afford Holder an opportunity to include in such registration statement all or some of the Registrable Securities held by Holder. If Holder desires to include in any such registration statement any of the Registrable Securities held by it, Holder shall, within fifteen (15) days after the receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities held by Holder.

                           (1)      If the registration statement as to which
the Company gives notice under this Section 7.1(a) is for an underwritten offering, the Company shall so advise the Holder. In such event, the right of any Holder to include any of its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Holder's Registrable Securities in the underwriting to the extent provided herein. If Holder proposes to distribute Registrable Securities through such underwriting the Holder shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated as determined by the underwriter and the Company.

                           (2)      The Company shall have the right to
terminate or withdraw any registration initiated by it under this Section 7.1(a) prior to the effectiveness of such registration whether or not Holder has elected to include Registrable Securities in such registration. In such an event, the Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 7.4 hereof.

                  (b) Subject to the conditions of this Section 7.1(b), if anytime after eighteen (18) months following the date of this Warrant, the Company shall receive a written request from Holder that the Company file a registration statement under the Securities Act covering the registration of some or all of the Registrable Securities then held by Holder, then the Company shall, within thirty (30) days of the receipt thereof, subject to the limitations of this Section 7.1, effect the registration under the Securities Act of all Registrable Securities that Holder requests to be registered.

                  (c) The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the 1933 Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. Holder and his counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the SEC.

                  Section 7.2. With respect to the Registration Statement, the Company shall have the following obligations:

                  (a) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement effective.

                  (b) The Company shall permit Holder to review and comment upon the Registration Statement and all amendments and supplements thereto at least two Business Days prior to their filing with the SEC. Holder shall provide the Company with any comments or corrections to the Registration Statement, or any amendments or supplements thereto, within two Business Days from the date Holder receives the final version thereof.

                  (c) The Company shall furnish to Holder, (i) promptly after the same is prepared and filed with the SEC, at least one copy of the Registration Statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits, (ii) upon the effectiveness of any registration statement, 10 copies of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as Holder may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by Holder.

                  (d) The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or "blue sky" laws of such jurisdictions in the United States as Holder reasonably request, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during while the Registration Statement is effective, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

                  (e) As promptly as practicable after becoming aware of such event or facts, the Company shall notify Holder in writing of the happening of any event or existence of such facts as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare and file with the SEC and with all other applicable "blue sky" authorities a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver 10 copies of such supplement or amendment to Holder (or such other number of copies as Holder may reasonably request). The Company shall also promptly notify Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when the Registration Statement or any post-effective amendment has become effective,
(ii) of any request by the SEC for amendments or supplements to the Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate.

                  (f) The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Holder of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  Section 7.3. (a) Holder shall promptly furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably requested by the Company to effect the registration of such Registrable Securities, including information to be included in the Registration Statement, prospectus and all amendments and supplements thereto, and shall execute such documents in connection with such registration as the Company may reasonably request.

                  (b) Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement, any amendment thereto, or any amendment or supplement to the prospectus.

                  (c) Holder agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 7.2(f) or the first sentence of 7.2(e), Holder will immediately discontinue disposition of Registrable Securities until Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 7.2(f) or the first sentence of 7.2(e).

                  Section 7.4. All reasonable expenses, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 7.1(a) and (b), including, without limitation, all registration, listing and qualification fees, printing and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

                  Section 7.5. (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Holder, each Person, if any, who controls Holder, the members, the directors, officers, partners, employees, agents, representatives of Holder and each Person, if any, who controls Holder within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT") and their respective successors and assigns (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs as a result of any untrue statement or omission of a material fact by Holder in information provided to the Company expressly for use in connection with the preparation of the Registration Statement, or any amendment thereof or supplement thereto; (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, prior to the purchase, and if such revised prospectus was timely made available by the Company pursuant to Section 7.2(c) or Section 7.2(e); (iii) shall not be available to the extent such Claim is based on a failure of an Indemnified Person to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 7.2(c) or Section 7.2(e); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, provided that such consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive any transfer of the Registrable Securities by Holder pursuant to Section 7.5.

                  (b) In connection with the Registration Statement, Holder agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act and their respective successors and assigns (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation (i) occurs in reliance upon and in conformity with information furnished to the Company by Holder expressly for use in connection with the Registration Statement, prospectus or amendment or supplement thereto,
(ii) arises from an untrue statement or omission of material fact contained in a superseded prospectus, if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 7.2(c) or Section 7.2(e), (iii) arises as a result of such Holder 's failure to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 7.2(c) or Section 7.2(e), or (iv) arises from the offer or sale or Registrable Securities under the securities or other "blue sky" laws of any jurisdiction in which Holder has not requested the Company to register and qualify the Registrable Securities pursuant to Section 7.2(d); and, subject to Section 7.4, Holder will reimburse promptly as such expenses are incurred and are due and payable any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 7.5 and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Holder, provided that such consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by Holder pursuant to Section 7.8.

                  (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 7.5 of notice of the commencement of any claim, investigation, inquiry, action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7.5, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, Persons, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this
Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                  Section 7.6. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7.5 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                  Section 7.7. With a view to making available to Holder the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit Holder to sell securities of the Company to the public without registration ("Rule 144"), until the Warrants have been fully exercised or have expired, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company and its officers under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  (c) furnish to Holder so long as Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it and its officers have complied with the reporting and or disclosure provisions of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and its officers, and (iii) such other information as may be reasonably requested to permit Holder to sell such securities pursuant to Rule 144 without registration.

                  Section 7.8. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Holder, including by merger or consolidation. Holder may not assign its rights under this Agreement without the written consent of the Company, other than to a permitted transferee of Holder's Warrant.

                                  ARTICLE VIII

                                  OTHER MATTERS

                  Section 8.1. (a) Except for transfers of this Warrant to a member of the original Holder's parents, brothers, sisters, spouse or lineal descendants, or to trusts for the benefit thereof, pursuant to which the original Holder retains the sole authority to take any action hereunder on behalf of such transferees, this Warrant may not be sold, transferred, pledged, hypotecated or otherwise disposed of by the Holder, other than with respect to the entire unexercised portion thereof. In addition to the foregoing restriction, this Warrant and any Warrant Shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (i) to a person who, in the reasonable opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act of 1933 (the "SECURITIES ACT") with respect thereto, and then only against receipt of an agreement of such person to comply with the provisions of this Section 8.1(a) with respect to any resale or other disposition of such securities; or (ii) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

                  (b) Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any of the Warrant and the issuance of any of the Warrant Shares, all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend:

                  The SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR UNLESS AN OPINION OF COUNSEL TO THE ISSUER IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

                  (c) The Holder shall have no right to require the Company to register the Warrant Shares under the Securities Act of 1933 or any state securities law, except to the extent provided in the Registration Rights Agreement of even date herewith.

                  Section 8.2. All the covenants and provisions of this Warrant by or for the benefit of the Company will bind and inure to the benefit of its successors and assigns.

                  Section 8.3. All notices and other communications under this Warrant must be in writing. Any notice or communication to the Company will be effective upon the earlier of actual receipt or the third business day after mailing by first class mail (which shall be certified or registered, return receipt requested), postage prepaid, addressed (until another address is designated by the Company) as follows:

                                    Neoprobe Corporation
                                    425 Metro Place North, Suite 300
                                    Dublin, OH 43017
                                    Attn: Chief Financial Officer
                                    (tele) (614) 793-7500
                                    (fax) (614) 793-7522

                  Any notice or demand authorized by this Warrant to be given or made by the Company to the Holder must be given in accordance with Section 4.3.

                  Section 8.4. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of Ohio, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Ohio or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of Ohio. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant in that jurisdiction or the validity or enforceability of any provision of this Warrant in any other jurisdiction.

                  Section 8.5. Nothing in this Warrant will give any person, corporation or other entity other than the Company and the Holder any right or claim under this Warrant, and all agreements in this Warrant will be for the sole benefit of the Company, the Holder, and their respective successors and permitted assigns.

                  Section 8.6. The Article headings in this Warrant are for convenience only, are not part of this Warrant and will not affect the interpretation of its terms.

                  Section 8.7. Any controversy, claim or dispute arising out of or relating to this Warrant or the breach, termination, enforceability or validity of this Warrant, including the determination of the scope or applicability of the agreement to arbitrate set forth in this Section 8.7 shall be determined exclusively by binding arbitration in the City of Columbus, Ohio. The arbitration shall be governed by the rules and procedures of the American Arbitration Association (the "AAA") under its Commercial Arbitration Rules and its Supplementary Procedures for Large, Complex Disputes; provided that persons eligible to be selected as arbitrators shall be limited to attorneys-at-law each of whom (a) is on the AAA's Large, Complex Case Panel or a Center for Public Resources ("CPR") Panel of Distinguished Neutrals, or has professional credentials comparable to those of the attorneys listed on such AAA and CPR Panels, and (b) has actively practiced law (in private or corporate practice or as a member of the judiciary) for at least 15 years in the State of Ohio concentrating in either general commercial litigation or general corporate and commercial matters. Any arbitration proceeding shall be before one arbitrator mutually agreed to by the parties to such proceeding (who shall have the credentials set forth above) or, if the parties are unable to agree to the arbitrator within 15 business days of the initiation of the arbitration proceedings, then by the AAA. No provision of, nor the exercise of any rights under, this Section 8.7 shall limit the right of any party to request and obtain from a court of competent jurisdiction in the State of Ohio, County of Franklin (which shall have exclusive jurisdiction for purposes of this Section 8.7) before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies shall not constitute a waiver of the right of any party, even if it is the plaintiff, to submit the dispute to arbitration if such party would otherwise have such right. Each of the parties hereby submits unconditionally to the exclusive jurisdiction of the state and federal courts located in the County of Franklin, State of Ohio for purposes of this provision, waives objection to the venue of any proceeding in any such court or that any such court provides an inconvenient forum and consents to the service of process upon it in connection with any proceeding instituted under this Section 8.7 in the same manner as provided for the giving of notice under this Warrant. Judgment upon the award rendered may be entered in any court having jurisdiction. The parties hereby expressly consent to the nonexclusive jurisdiction of the state and federal courts situated in the County of Franklin, State of Ohio for this purpose and waive objection to the venue of any proceeding in such court or that such court provides an inconvenient forum. The arbitrator shall have the power to award recovery of all costs (including attorneys' fees, administrative fees, arbitrators' fees and court costs) to the prevailing party. The arbitrator shall not have power, by award or otherwise, to vary any of the provisions of this Warrant.

                  IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of March 8, 2004.

                                                     NEOPROBE CORPORATION

                                    By: /s/ Brent L. Larson
                                    --------------------------------------------
                                        Brent L. Larson
                                        Vice President-Finance and Chief
                                        Financial Officer

                                  PURCHASE FORM

                      To Be Executed By The Warrant Holder

To       Exercise The Warrant In Whole Or In Part:

To:      NEOPROBE CORPORATION

         The undersigned (_____________________________________________)

                                    Please insert Tax ID Number or other
                                    identifying number of Holder

hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, ___________________ shares of Common Stock of Neoprobe Corporation in the amount of $__________ The undersigned requests that certificates for those shares of Common Stock be issued as follows:

                  Name:________________________________________________

                  Address:_____________________________________________

                  Deliver to:__________________________________________

                  Address:_____________________________________________

                  Denominations:_______________________________________

and that, if the number of shares of Common Stock is not all the shares of Common Stock purchasable by exercise of the Warrant, that a new Warrant for the balance of the shares of Common Stock purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

                  Address:_____________________________________________

                  Date:________________________________________________

                                    Signature:__________________________________

                               FORM OF ASSIGNMENT

                (To Be Executed Only Upon a Permitted Assignment)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ____________________ the all of the undersigned's right, title and interest in the within Warrant.

                                    Signature:__________________________________

Signature Guaranteed:

___________________________